BABSON
STEWART IVORY
INTERNATIONAL
FUND

Annual Report
June 30, 1997

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS


At June 30, 1997, the net asset value of Babson-Stewart Ivory International Fund was $19.53, representing a total return (price change and reinvested distributions) of 10.31% for the quarter, and 9.91% for the fiscal year. Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

                        Investment Results - Total Return
                               Periods Ended 6/30/97
                           Second Quarter  Previous Twelve
                                1997            Months
BSIIF                           10.31%          9.91%
MSCI EAFE* Index**              13.06%          13.15%
MSCI World Index**              15.20%          22.80%
S&P 500 Index**                 17.44%          34.68%
Lipper International Funds
        (avg. 446 funds)        11.05%          16.54%
*Europe, Australia, Far East
**unmanaged

The portfolio's overall performance was behind the benchmark index during the quarter, mainly as a consequence of an underweighted position in Japan, which showed the strongest move among the major markets (assisted by the 8.2% recovery in the yen). Our above indexed Southeast Asia weighting, combined with the Japanese position, adversely affected the overall Pacific portfolio. Performance was below the index in the UK, where a narrow list of leading stocks has dominated the market. Portfolio performance was ahead of the index in Continental Europe and in Latin America.

Global economic expansion remains around the 3% level, with only minor inflationary pressures, creating a benign stock market climate in most countries. Growth rates are moving towards greater synchronization within the developed economies. Europe and Japan are showing improvement, while the U.S., for the present maintaining its recent rate of expansion, could be expected to experience some slowdown later in the year. Interest rates were raised by 0.25% in the U.S. in March and have also risen in Canada and the UK. Some further tightening in North America and Europe is expected in the next six months, with similar moves also possible in Japan. There the economic recovery is at a less advanced stage, but fiscal pressures may also dictate some degree of tightening.

The unexpected left-wing victory in the French general election in May has cast doubts on the timetable for European Monetary Union and, specifically, on France's willingness to adopt the stringent budgetary measures necessary to qualify for membership. Similar pressures for relaxation of the entry criteria for Germany suggests that a "soft" version of the EMU may be the outcome, or that deadlines may be extended.

The emerging economies in Southeast Asia have fallen victim to currency instability, with an earlier devaluation in Thailand, and one in the Philippines since the end of the quarter. With the exception of the Czech Republic, which also devalued, Eastern Europe and Latin America have remained generally unaffected. Unlike the 1994-95 situation in Mexico and Latin America, economic conditions in Thailand and Southeast Asia seem unlikely to result in a prolonged crisis; and the currency adjustments have been fairly well received and are unlikely to damage long-term confidence in the region.

With business conditions broadly favorable, equity markets have been mainly influenced by the prospects for earnings growth, restructuring and corporate activity, with large cap market leaders generally outperforming their smaller counterparts. A broadening of market interests to include smaller companies has been noticeable since May, particularly in the U.S., and is likely to extend into the rest of the year. This trend is based on relative valuation criteria, which now favor the smaller companies, and is contingent on their present earnings progress being maintained. Larger companies continue to attract major investor interest because of greater liquidity, and we have added selectively in areas such as financial services, where the portfolio was previously under represented. This has had the effect of raising the average market capitalization of the Fund.

Thank you for your continuing interest in Babson-Stewart Ivory International
Fund.

Sincerely,

/S/Larry D. Armel
Larry D. Armel
President


GRAPH - Babson-Stewart Ivory International Fund versus Morgan Stanley Capital International EAFE Index

Babson-Stewart Ivory International Fund's average annual componded returns for one, five and life of the Fund (inception December 7, 1987) as of June 30, 1997, were 9.91%, 10.94% and 9.95%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
June 30, 1997

SHARES         COMPANY AND DESCRIPTION                    COST    MARKET VALUE

COMMON STOCKS - 95.64%
ARGENTINA - 0.63%
       63,550  Quilmes
                 (Brewing)                       $    737,833     $    700,681
AUSTRALIA - 2.90%
       95,469  Brambles
                 (Transport, plant services)          925,171        1,889,699
       62,406  Lend Lease
                 (Real estate)                        660,971        1,320,573
                                                    1,586,142        3,210,272
BELGIUM - 1.28%
        2,900  Colruyt
                 (Food retailer)                      638,927        1,414,536
CHILE - 1.94%
       76,000  Andina
                 (Coca-Cola franchisee)             1,271,197        1,607,875
       29,000  Quinenco*
                 (Holding company)                    522,000          536,500
                                                    1,793,197        2,144,375
DENMARK - 0.99%
       10,000  Novo Nordisk
                 (Pharmaceuticals)                  1,105,404        1,090,378
FRANCE - 7.72%
        2,700  Carrefour
                 (Food retailer)                      720,781        1,960,896
        3,500  Comptoirs Modernes
                 (Food retailer)                      822,380        1,846,274
        9,000  Guilbert
                 (Office supplies, paper)             738,857        1,274,184
        7,000  SEB
                 (Electrical appliances)              621,060        1,226,879
       12,000  Spir
                 (Newssheets)                       1,138,521          921,946
       13,000  Total
                 (Oil major)                        1,230,904        1,314,003
                                                    5,272,503        8,544,182
GERMANY - 4.80%
        2,500  Buderus
                 (Heating systems)                  1,228,990        1,376,068
        1,680  Linde
                 (Engineering)                        880,856        1,285,935
       40,000  SKW Trostberg
                 (Chemicals)                        1,334,360        1,350,840
       23,000  Veba
                 (Utility)                          1,288,788        1,292,357
                                                    4,732,994        5,305,200
HONG KONG - 10.13%
    3,071,625  CDL Hotels
                 (Regional hotel group)             1,288,117        1,248,902
      125,000  Cheung Kong
                 (Property)                         1,080,137        1,234,301
      344,000  Dickson Concepts
                 (Retailing )                       1,270,028        1,252,152
    1,700,000  Gold Peak
                 (Batteries)                          630,649        1,097,156
      370,000  Johnson Electric
                 (Micro-motors)                       824,701        1,103,223
      160,000  New World Development
                 (Property)                         1,026,429          954,139
      820,000  Shaw Bros.
                 (T.V. network, film production
                   and distribution)                  981,919          920,837
    1,435,000  South China Morning Post
                 (Publishing)                         847,085        1,407,716
      880,000  Swire Pacific
                 (Airline, trading, property)       1,264,244        1,334,659
      347,000  V-Tech
                 (Electronic toys)                    631,013          653,931
                                                    9,844,322       11,207,016
HUNGARY - 1.12%
       13,500  Gedeon Richter
                 (Pharmaceuticals)                    789,647        1,242,000
IRELAND - 0.87%
      100,000  Kerry Group
                 (Food manufacturer)                  560,245          962,544
ITALY - 2.44%
       22,800  Luxottica
                 (Eyeglass frames)                    822,872        1,546,125
       45,000  Industrie Natuzzi
                 (Furniture manufacturer)             999,234        1,153,125
                                                    1,822,106        2,699,250
JAPAN - 23.04%
       54,000  Bank of Tokyo-Mitsubishi
                 (City bank)                          975,913        1,083,581
       29,000  Bridgestone
                 (Tires)                              517,434          673,007
       33,000  Canon Sales
                 (Distribution of Canon products)     700,687          768,714
       37,000  Denso
                 (Auto components)                    805,041          884,488
       19,000  Hirose
                 (Electronic connectors)            1,072,543        1,302,914
       16,000  Hoya
                 (Optical/electronic products)        384,836          711,918
       41,000  Jusco
                 (Supermarkets)                     1,466,618        1,384,313
        7,700  Keyence
                 (Sensors)                            614,030        1,142,035
       37,300  Kurita Water
                 (Water treatment equipment)          958,325          992,541
       86,000  Mitsubishi Trust
                 (Trust bank)                       1,238,080        1,358,053
       73,000  NEC
                 (Integrated electronics)             865,562        1,019,019
       69,000  NGK Spark Plug
                 (Spark plugs, ceramic packaging)     587,369          752,487
       12,000  Nichiei
                 (Consumer finance)                   791,438        1,392,427
          166  NTT
                 (Telecommunications)               1,393,993        1,593,090
       36,000  Omron
                 (Industrial controls)                630,542          763,218
       17,000  Promise
                 (Consumer lending)                   778,237          972,954
       99,000  Ricoh
                 (Office automation equipment)      1,098,198        1,295,585
       26,400  Rinnai
                 (Gas appliances)                     689,384          566,603
       36,300  Santen Pharmaceutical
                 (Ophthalmic drugs)                   775,578          731,574
       21,000  Shimamura
                 (Womenswear retailing)               735,457          747,514
       15,000  Sony
                 (Consumer electronics)               854,252        1,307,364
       71,000  Sumitomo Electric Industries
                 (Electric wire & cables)             977,196        1,189,321
       65,000  Takeda
                 (Pharmaceuticals, chemicals)       1,153,692        1,826,034
       14,000  TDK
                 (Electronic components)              834,068        1,027,220
                                                   20,898,473       25,485,974
KOREA - 1.37%
       15,000  Samsung Electronics
                 (Semiconductors)                     544,817          405,000
      110,000  SK Telecom*
                 (Cellular phone network)           1,029,739        1,106,875
                                                    1,574,556        1,511,875
MALAYSIA - 1.06%
      400,000  Perlis Plantations
                 (Trading, mining, agriculture)       869,156        1,172,742
MEXICO - 0.83%
      502,000  Cifra
                 (Department stores)                  576,913          916,150
NETHERLANDS - 6.26%
       20,000  Ahold
                 (Supermarkets)                     1,161,479        1,687,299
       25,000  ING Group
                 (Financial services)               1,055,952        1,152,631
        9,000  Nutricia
                 (Processed food)                     711,398        1,421,366
       23,000  Polygram
                 (Recorded music)                   1,070,500        1,206,888
       12,000  Wolters Kluwer
                 (Publisher)                          858,073        1,461,103
                                                    4,857,402        6,929,287
PHILIPPINES - 0.38%
       60,000  Benpres*
                 (Infrastructure-related holding
                  company)                            456,000          420,000
PORTUGAL - 0.83%
       13,200  Jeronimo Martins
                 (Food distributors)                  715,842          922,073
SINGAPORE - 2.83%
      500,000  Haw Par Brothers*
       17,000  wts. (Diversified manufacturing
                     & services)                    1,137,191        1,140,617
      100,000  Robinson
                 (Department store)                   427,542          521,088
      137,000  Trans-Island Bus Services
                 (Bus transport)                      142,899          185,899
    1,400,000  Utd Industrial*
                 (Real estate)                      1,293,806        1,057,565
      160,000  United Overseas Land
       16,000  wts. (Real estate)                     240,359          225,782
                                                    3,241,797        3,130,951
SPAIN - 1.33%
        6,000  Banco Popular
                 (Banking)                          1,080,738        1,469,969

SWEDEN - 3.41%
       53,333  Astra `A' Free
                 (Pharmaceuticals)                    594,240          992,819
       35,000  Ericsson
                 (Telecom equipment)                1,188,066        1,377,739
       40,000  Hennes & Mauritz
                 (Retailing)                          705,006        1,406,503
                                                    2,487,312        3,777,061
SWITZERLAND - 6.24%
        3,250  Adecco
                 (Employment agencies)              1,222,709        1,246,575
       10,000  Ciba Specialty*
                 (Specialty chemicals)                849,404          924,658
        1,300  Novartis
                 (Pharmaceuticals and chemicals)      675,498        2,076,438
        2,500  Phoenix Mecano
                 (Customized electric casings)        698,278        1,301,370
          150  Roche
                 (Pharmaceuticals)                  1,332,252        1,356,678
                                                    4,778,141        6,905,719
UNITED KINGDOM - 13.24%
      140,000  Alumasc
                 (Engineering)                        811,879          582,855
      101,133  Argos
                 Mail order, retail)                  763,812          917,872
      151,000 Bowthorpe
                 (Electronics components,
                  instruments)                        786,376          812,217
      108,000 British Sky Broadcasting
                 (Satellite TV broadcasting)          548,204          798,186
      152,000 Electrocomponents
                 (Electronics)                        584,726        1,131,472
       53,000  Granada
                 (Hotels, leisure)                    321,156          697,262
      126,000  Hays
                 (Business services)                  548,961        1,196,019
      104,000  Lloyds TSB
                 (Banking)                            874,312        1,068,590
      136,000  Marks & Spencer
                 (Retail)                             893,992        1,127,875
      442,000  Morrison Supermarkets
                 (Supermarkets)                       944,967        1,155,619
      136,000  Reed International
                 (Publishing)                       1,030,971        1,313,590
       74,387  SmithKline Beecham
                 (Pharmaceuticals)                    609,696        1,369,458
       83,000  Spirax-Sarco Engineering
                 (Steam controls)                     997,039          946,807
      313,000  Vodafone
                 (Cellular telephone network)       1,202,997        1,527,231
                                                   10,919,088       14,645,053

TOTAL COMMON STOCKS - 95.64%                       81,338,738      105,807,288

Short-Term Investments - 3.84%                      4,248,371        4,248,245
TOTAL INVESTMENTS - 99.48%                       $ 85,587,109      110,055,533

Other assets less liabilities - 0.52%                                  576,828
TOTAL NET ASSETS - 100.00%
  (equivalent to $19.53 per share;
   10,000,000 shares of $1.00 par value
   capital shares authorized;
   5,663,845 shares outstanding)                                  $110,632,361

For federal income tax purposes, the identified cost of investments owned at June 30, 1997, was $87,167,536.

Net unrealized appreciation for federal income tax purposes was $22,887,997, which is comprised of unrealized appreciation of $24,427,439 and unrealized depreciation of $1,539,442.

*Securities on which no cash dividends were paid during the preceding year.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997

ASSETS:
  Investments, at market value
    (identified cost $85,587,109)                       $110,055,533
  Cash                                                       608,773
  Receivable for investments sold                          1,451,039
  Dividends receivable                                       224,650
  Interest receivable                                            459
  Foreign tax receivable                                     105,095
      Total assets                                       112,445,549
LIABILITIES AND NET ASSETS:
  Payable for investments purchased                        1,699,829
  Accrued expenses                                            85,820
  Foreign tax withholding liability                           27,539
       Total liabilities                                   1,813,188
NET ASSETS                                              $110,632,361

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)           $ 85,919,259
  Accumulated undistributed income (loss):
    Undistributed net investment income                      141,062
    Accumulated net realized gain from
      investments and
      foreign currency transactions                          597,456
  Accumulated distributions in excess of
    realized capital gains                                 (489,174)
  Net unrealized appreciation on investments
    and translation of assets and
    liabilities in foreign currencies                     24,463,758
NET ASSETS APPLICABLE TO OUTSTANDING SHARES             $110,632,361

Capital shares, $1.00 par value
  Authorized                                              10,000,000
  Outstanding                                              5,663,845

NET ASSET VALUE PER SHARE                               $      19.53

See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Year Ended June 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes withheld)           $  1,441,707
    Interest                                                 123,479
    Foreign exchange loss                                   (64,134)
                                                           1,501,052
  Expenses:
    Management fees (Note 3)                                 857,963
    Custodian fees                                           213,583
    Registration fees                                          3,990
                                                           1,075,536
      Net investment income                                  425,516

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY (Note 1):

  Net realized gain (loss) from:
    Investment transactions                                3,738,484
    Foreign currency transactions                         (2,033,255)
  Net increase (decrease) in unrealized
    appreciation on:
    Investments                                            7,322,764
    Translation of assets and liabilities
      in foreign currencies                                  (1,802)
      Net gain on investments and foreign currency         9,026,191
      Increase in net assets resulting from operations  $  9,451,707



See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended June 30, 1997

                                                                 1997                    1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                    $     425,516         $       313,607
  Net realized gain from investments and
    foreign currency transactions                              1,705,229               2,762,741
  Net increase (decrease) in unrealized
    appreciation on investments and
    translation of assets and liabilities
      in foreign currencies                                    7,320,962               9,121,455
      Net increase in net assets resulting from operations     9,451,707              12,197,803
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                        (284,454)               (369,958)
  Net realized gain from investment transactions             (1,107,773)             (2,714,605)
  Distributions in excess of realized capital gains                -                   (461,885)
      Total distributions to shareholders                    (1,392,227)             (3,546,448)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 2,901,266 and
    2,725,430 shares sold                                     52,703,314              46,635,073
  Net asset value of 67,664 and
    184,344 shares issued for
    reinvestment of distributions                              1,250,169               3,197,123
                                                              53,953,483              49,832,196
  Cost of 1,753,176 and 2,513,447 shares redeemed           (31,634,433)            (42,876,619)
  Net increase from capital share transactions                22,319,050               6,955,577
    Total increase in net assets                              30,378,530              15,606,932

NET ASSETS:
  Beginning of year                                           80,253,831              64,646,899
  End of year (including undistributed
    net investment income
    of $141,062 in 1997 and ($24,638) in 1996)             $ 110,632,361         $    80,253,831

*Distributions to shareholders:
   Income dividends per share                                   $   .050               $    .092
   Capital gains distribution per share                         $   .230               $    .748

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks are valued at the latest sales price or mean between the bid and asked price on the last business day of the period as reported by the principal securities exchange on which traded or, if no sale was reported on that date, at the mean between the latest reported bid and asked prices. Common stocks traded over-the-counter are valued at the mean between the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Unrealized appreciation of certain foreign investments has resulted in distributions of taxable income and are reflected in accumulated distributions in excess of realized capital gains.

The investments of the Fund are subject to the risk of restrictions imposed by foreign governments and to political or economic uncertainties.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the exchange rate last quoted by a major bank in London on the last business day of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at the rate of exchange on the ex-dividend date. The resulting transaction exchange gain or loss has been included in the results of operations with the type of transaction giving rise to the gain or loss.

Reclassifications - Certain reclassifications have been made to the prior year financial statements to conform with current presentation.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions (exclusive of short-term investments and currency transactions) during the year ended June 30, 1997, were as follows:

	Purchases 		$	54,232,825
        Proceeds from sales             34,479,181

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies (including State and Federal registration fees), dues, interest, brokerage commissions, fees for pricing services, custodian fees and any extraordinary costs, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of 95/100 of 1% (0.95%).

A partnership formed by David L. Babson & Co. Inc. and Stewart Ivory & Company, Ltd. is the investment counsel of the Fund. The investment counsel of the Fund is compensated by Jones & Babson, Inc. at an annual rate of 475/1000 of 1% (0.475%) of the average daily total net assets of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., David L. Babson & Co. Inc. and/or Stewart Ivory & Company, Ltd.


FINANCIAL HIGHLIGHTS
The following table sets forth information as to capital and income changes for a share outstanding for each of the five years in the period ended June 30, 1997:

                                                1997    1996    1995    1994    1993
Net asset value, beginning of year 		$18.04	$15.96	$16.41	$13.97	$13.68

  Income from investment operations:
    Net investment income                         0.07    0.07    0.16    0.05    0.11
    Net gains on securities and
      foreign currency transactions
      (both realized and unrealized)              1.70    2.85    0.23    3.01    0.30
    Total from investment operations              1.77    2.92    0.39    3.06    0.41

    Less distributions:
      Dividends from net investment income      (0.05)  (0.08)  (0.17)  (0.04)  (0.09)
      Distributions from capital gains          (0.23)  (0.65)  (0.67)  (0.58)  (0.03)
      Distributions in excess of
        realized capital gains                    -     (0.11)    -       -       -
    Total distributions                         (0.28)  (0.84)  (0.84)  (0.62)  (0.12)
Net asset value, end of year                    $19.53  $18.04  $15.96  $16.41  $13.97

Total return                                       10%     19%      3%     22%     3%


Ratios/Supplemental Data

Net assets, end of year (in millions)           $ 111   $  80   $  65   $  47   $  32
Ratio of expenses to average net assets          1.19%   1.26%   1.30%   1.32%   1.57%
Ratio of net investment income to
  average net assets                             0.47%   0.44%   1.13%   0.34%   0.88%
Portfolio turnover rate                            40%     33%     37%     60%     49%
*Average commission paid per
  equity share traded                           $.0242**   -       -       -       -

*Disclosure required for fiscal years beginning after September 1, 1995.

**Represents total dollar amount of commissions paid on security transactions divided by total number of security shares purchased and sold for which commissions were paid.

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of Babson-Stewart Ivory International Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Babson-Stewart Ivory International Fund, Inc. (a Maryland corporation), including the statement of net assets as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Babson-Stewart Ivory International Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Kansas City, Missouri
July 28, 1997

This report has been prepared for the information of the Shareholders of Babson-Stewart Ivory International Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.




EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com